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                                   EXHIBIT 16

                    LETTER ON CHANGE OF CERTIFYING ACCOUNTANT



































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Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Habersham Bancorp dated March 4, 1997.


/s/ Deloitte & Touche LLP



Atlanta, Georgia
February 28, 1997











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